SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2004.

                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)

        California                      1-12830                  94-3127919
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                          (510) 845-9535 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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      Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as "expects," "may," "will," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements.

Section 5- Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 28, 2004, the Board of Directors elected Valeta A. Gregg, Ph.D., J.D. to the Board. Dr. Gregg is Vice President & Assistant General Counsel, Patents for Regeneron Pharmaceuticals, Inc., a Tarrytown, New York based company engaged in the development of pharmaceutical products for the treatment of a number of serious medical conditions, including cancer, diseases of the eye, rheumatoid arthritis and other inflammatory conditions, allergies, asthma, and obesity. In her capacity at Regeneron Pharmaceuticals, Dr. Gregg is responsible for company-wide patent-related activities. Prior to joining Regeneron Pharmaceuticals, Dr. Gregg was Senior Patent Attorney for Novo Nordisk of North America.

      Dr. Gregg received her J.D. from the University of Colorado School of Law in 1992. She completed her Ph.D. in Biochemistry at the University of Alberta, Edmonton Alberta Canada in 1982 and was a Post-Doctorial Fellow at Columbia University from 1983-1986. Dr. Gregg conducted her undergraduate and graduate studies in Human Nutrition at the University of California at Davis (M.S. 1977; B.S., 1975)

      Although the Board has not yet determined whether Dr. Gregg will be appointed to any of its committees, as an independent director, within the meaning of American Stock Exchange Rule 121A, she is eligible to serve on the Board's Audit, Compensation and Nominating Committees.

      Dr. Gregg is replacing Jeffrey B. Nickel, Ph.D. on the Board. Dr. Nickel has stepped down in order to focus on his duties as Vice President of Business Development and Marketing. Dr. Nickel was appointed to that position effective June 1, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BIOTIME, INC.

Date: November 2, 2004                                By /s/ Steven Seinberg
                                                         -----------------------
                                                         Steven Seinberg,
                                                         Chief Financial Officer


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Exhibit
Numbers     Description
--------    -----------

99.1        Press Release dated November 2, 2004